EXHIBIT 99.1


                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------


NEW ISSUE COMPUTATIONAL MATERIALS
---------------------------------



$197,125,000 (approximate +/-10%)

ASSET-BACKED CERTIFICATES,
SERIES 2005-SD2, GROUP I


BEAR STEARNS ASSET-BACKED SECURITIES I LLC
Issuer

EMC MORTGAGE CORPORATION
Mortgage Loan Seller

WELLS FARGO BANK, N.A.
Master Servicer and Securities Administrator

All Statistical Information based upon Information as of April 1, 2005


MAY 9, 2005



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION
                    ----------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

              CERTIFICATE INFORMATION TO 10% OPTIONAL CLEAN-UP CALL
              -----------------------------------------------------


              CERTIFICATE         RATINGS                 CE          PASS-THROUGH        WINDOW      WAL      CERTIFICATE
  CLASS         SIZE (1)         S&P/FITCH            LEVELS (1)          RATE            (MOS)      (YRS)         TYPE
  I-A-1       $29,915,000         AAA/AAA             12.70% (2)      LIBOR (3)(4)         1-28      1.000        Senior
  I-A-2       $22,137,000         AAA/AAA             12.70% (2)      LIBOR (3)(4)        28-94      4.960        Senior
  I-A-3      $124,000,000         AAA/AAA             12.70% (2)      LIBOR (3)(4)         1-94      2.684        Senior
  I-M-1       $10,486,000          AA/AA               7.50% (2)      LIBOR (3)(4)        38-94      5.169      Subordinate
  I-M-2        $3,529,000           A/A                5.75% (2)      LIBOR (3)(4)        38-94      5.151      Subordinate
  I-M-3        $2,017,000          A-/A-               4.75% (2)      LIBOR (3)(4)        38-94      5.151      Subordinate
  I-M-4        $2,016,000        BBB+/BBB+             3.75% (2)      LIBOR (3)(4)        37-94      5.146      Subordinate
  I-M-5        $2,016,000         BBB/BBB              2.75% (2)      LIBOR (3)(4)        37-94      5.136      Subordinate
  I-M-6        $1,009,000        BBB-/BBB-             2.25% (2)      LIBOR (3)(4)        37-94      5.136      Subordinate
  I-M-7        $3,025,000          BB/BB               0.75% (2)              Not Offered Hereby                Subordinate

    NOTES:       - Prepayment Pricing Speed Assumption is 24% CPR
                 - Certificates will be priced to a 10% clean-up call
                 - Certificates are subject to a variance of +/- 10%

(1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will be equal to 0.75% as of the Cut-Off Date. Beginning on the distribution date in June 2005, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC
        Target, expected to be approximately 2.10% of the Cut-Off Date unpaid principal balance of the mortgage loans.

(3)     The Pass-Through Rates for the Class A Certificates and the Class M
        Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin, in each case subject to the Net Rate Cap. The Net
        Rate Cap will equal the weighted average of the net rates on the mortgage loans.

(4) On the first distribution date after the first possible optional clean-up call, the margin for the Class I-A-2 and Class I-A-3
        Certificates will increase to 2 times its original value.

(5) On the first distribution date after the first possible optional clean-up call, the margin for the Class M Certificates will increase to
        1.5 times its original value.





--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

THE COLLATERAL

    - Conventional, one- to four-family, fixed-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below.

    - The mortgage loans are serviced by EMC Mortgage Corp (approximately 44%) and Wells Fargo Home Mortgage, Inc. (approximately 56%).

    - As of the Cut-Off Date, no more than approximately 1% of the mortgage loans will be 31-60 days delinquent and none of the mortgage loans will be greater than 60 days delinquent.

    - As of the Cut-Off Date, no more than 21% of the Mortgage Loans will have been more than 1x30 days delinquent in the past 12 months.

    - The mortgage loans were originated by approximately 33 originators with approximately 62.39% originated by Norwest, 16.07% originated by Lehman and 7.02% originated by Suntrust. No other originator contributed more than 5%.

    - The mortgage loans originated by Norwest are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, loan balances, loan-to-value ratios, lack of primary mortgage insurance, delinquency history or document deficiencies.

    - The mortgage loans originated by Lehman are generally loans that were seasoned loans at the time of purchase (approximately 100%).

    - The mortgage loans originated by Suntrust are generally loans that did not meet investor guidelines (approximately 55%), loans with a delinquency history (approximately 40%) and seasoned loans (approximately 5%).

    - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Such loans were originated or intended to be originated based on prime or alt "A" underwriting guidelines.



                           PRINCIPAL        % OF       GROSS                WAM        AGE       OTERM     CURRENT
       LOAN TYPE            BALANCE         POOL        WAC     NET WAC    (MOS.)     (MOS.)     (MOS.)       LTV        FICO
    Fixed/1st Lien        $197,944,519     98.16%      6.587%   6.209%      324         16         340       82.31%       642
Fixed Balloon/1st Lien      $3,718,195      1.84%      6.961%   6.578%      153         18         172       76.56%       614

        TOTAL:            $201,662,714    100.00%      6.593%   6.216%       321        16         337       82.20%       642



                              ALL COLLATERAL INFORMATION PROVIDED HEREIN HAS BEEN CALCULATED USING
                              INFORMATION AS OF APRIL 1, 2005 AND MAY DIFFER +/-10% FROM THE FINAL
                                     CHARACTERISTICS OF THE MORTGAGE POOL AS OF THE CUT-OFF
                                                              DATE.



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

SUMMARY OF TERMS


DEPOSITOR:                       Bear Stearns Asset Backed Securities I LLC

MORTGAGE LOAN SELLER:            EMC Mortgage Corporation

MASTER SERVICER:                 Wells Fargo Bank, N.A.

SERVICERS:                       EMC Mortgage Corp (approximately 44%) and
                                 Wells Fargo Home Mortgage, Inc. (approximately
                                 56%).

SOLE MANAGER:                    Bear, Stearns & Co. Inc.

TRUSTEE:                         JPMorgan Chase Bank

RATING AGENCIES:                 Standard & Poor's Ratings Group & Fitch
                                 Ratings.

CUT-OFF DATE:                    April 1, 2005

SETTLEMENT DATE:                 On or about May 13, 2005

DISTRIBUTION DATE:               25th day of each month (or the next business
                                 day), commencing May 2005

OPTIONAL CALL:                   10% clean-up call

REGISTRATION:                    The Certificates will be available in
                                 book-entry form through DTC.

DENOMINATIONS:                   The Certificates are issuable in minimum
                                 denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

FEDERAL TAX ASPECTS:             REMIC (one or more)

ERISA CONSIDERATIONS:            The Class A Certificates
                                 generally may be purchased by, on behalf of, or with plan assets of, a Plan, in reliance on the underwriter's exemption.

SMMEA ELIGIBILITY: None of the Certificates will be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I ADVANCES:                    Each servicer will be obligated to advance, or
                                 cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent specified in its related servicing agreement.
                                 The servicers are generally not obligated to make such advances if such cash advances might not be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master
                                 Servicer will be obligated to back-stop each servicer's obligation.

NET MORTGAGE RATE:               On any mortgage loan, the then applicable
                                 mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to
                                 0.50%) and (2) the Master Servicing Fee Rate
                                 (0.0125%).




--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

INTEREST PAYMENTS:               On each Distribution Date holders of the
                                 Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

                                 The "accrual period" for the Certificates will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date.

                                 The trustee will calculate interest on the Certificates on an actual/360 basis.

PRINCIPAL PAYMENTS:              The Class M Certificates will not receive any
                                 principal payments until the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

                                 After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A and Class M Certificates as described under the "Priority of Payments."

CREDIT ENHANCEMENT:              Subordination: Initially, [12.70]% for the
                                 Class A Certificates, [7.50]% for the Class M-1
                                 Certificates, [5.75]% for the Class M-2
                                 Certificates, [4.75]% for the Class M-3
                                 Certificates, [3.75]% for the Class M-4
                                 Certificates, [2.75]% for the Class M-5
                                 Certificates, [2.25]% for the Class M-6 and
                                 [0.75]% for the Class M-7 Certificates.

                                 o    Overcollateralization ("OC")
                                          INITIAL (% Orig.)          [0.75]%
                                          OC TARGET (% Orig.)        [2.10]%
                                          STEPDOWN (% Current)       [4.20]%
                                          OC FLOOR (% Orig.)          0.50%

                                 o    Excess spread, which will initially be
                                      equal to approximately [261] bps per annum
                                      (before losses), is expected to be
                                      available to cover losses and to build OC commencing on the June 2005 Distribution Date.

INTEREST DISTRIBUTION AMOUNT:    For any distribution date and each class of
                                 offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate (as reduced by the interest rate cap) on the Certificate
                                 Principal Balance of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master Servicer.

PRINCIPAL REMITTANCE AMOUNT:     With respect to any distribution date, the
                                 principal portion of all scheduled or
                                 unscheduled collections received or advanced on each mortgage loan.

PRINCIPAL DISTRIBUTION AMOUNT:   With respect to any distribution date, the
                                 Basic Principal Distribution Amount plus the
                                 Extra Principal Distribution Amount.



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

BASIC PRINCIPAL DISTRIBUTION     With respect to any distribution date, the
AMOUNT:                          excess of (i) the Principal Remittance Amount
                                 for such distribution date over (ii) the Overcollateralization Release Amount, if any, for such distribution date.

EXTRA PRINCIPAL DISTRIBUTION     With respect to any distribution date, the
AMOUNT:                          lesser of (x) the Net Monthly Excess Cash-flow
                                 for such distribution date and (y) the
                                 Overcollateralization Deficiency Amount for such distribution date.

NET MONTHLY EXCESS CASH-FLOW:    For any distribution date, the excess of (x)
                                 available funds for such distribution date over
                                 (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates and (B) the Principal Distribution
                                 Amount.

BASIS RISK CARRY FORWARD AMOUNT: For any distribution date for the Class A and
                                 Class M Certificates, the sum of (i) if on such distribution date the Pass-Through Rate for the related Certificates is based on the Net Rate Cap, the excess of (a) the Interest Distribution Amount that would have been payable had the Pass-Through Rate for the related Certificates been calculated at the applicable rate without regard to the Net Rate Cap over (b) interest calculated at the Net Rate Cap plus, in the case of the Class M Certificates, any amounts paid under the Yield Maintenance Agreement plus (ii) any such amounts remaining unpaid from prior distribution dates.

STEPDOWN DATE:                   The earlier to occur of (i) the distribution
                                 date on which the aggregate Certificate
                                 Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in May 2008 and (y) the first distribution date for which the aggregate Certificate Principal
                                 Balance of the Class M Certificates and the Overcollateralization Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to [28.10]%.

TRIGGER EVENT:                   If either the Delinquency Test or the
                                 Cumulative Loss Test is violated.

DELINQUENCY TEST:                A 'Trigger Event,' with respect to each
                                 Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated
                                 Principal Balances of the mortgage loans that are 61 days or more delinquent (including loans in bankruptcy, foreclosure and REO properties) over the sum of the Stated Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds [50]% of the aggregate amount of the Class M
                                 Certificates plus the Overcollateralization
                                 Amount as a percentage of the aggregate Stated
                                 Principal Balance of the mortgage loans.

CUMULATIVE LOSS TEST:            The Cumulative Loss Test is violated on any
                                 Distribution Date if the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:


                                  DISTRIBUTION DATE OCCURRING IN                          PERCENTAGE
                                  ------------------------------                          ----------
                                  May 2008 through April 2009                              [2.25]%
                                  May 2009 through April 2010                              [2.75]%
                                  May 2010 through April 2011                              [3.25]%
                                  May 2011 and  thereafter                                 [3.50]%


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

PRIORITY OF PAYMENTS:            On each Distribution Date, distributions on the
                                 Certificates, to the extent of available funds, will be made according to the following priority:

                                 INTEREST DISTRIBUTIONS:

                                 1)   To the holders of the Class A
                                      Certificates, on a pro-rata basis,
                                      the Interest Distribution Amount and
                                      Interest Carry Forward Amount;
                                 2)   To the holders of the Class M-1,
                                      Class M-2, Class M-3, Class M-4,
                                      Class M-5, Class M-6 and Class M-7
                                      Certificates, sequentially, the
                                      Interest Distribution Amount for each
                                      such class;

                                 PRINCIPAL DISTRIBUTIONS:

                                 Prior to the Stepdown Date or on which a
                                 Trigger Event is in effect
                                 ----------------------------------------

                                 1)    To the holders of the Class A
                                       Certificates, pro rata, (provided,
                                       however, that the Class A-1 and Class A-2
                                       Certificates will be paid sequentially
                                       amongst themselves, in that order), until the Certificate Principal Balance of each such class has been reduced to zero;

                                 2)    To the holders of the Class M-1, Class
                                       M-2, Class M-3, Class M-4, Class M-5,
                                       Class M-6 and Class M-7 Certificates,
                                       sequentially, any remaining Principal
                                       Distribution Amount, in each case, until the Certificate Principal Balance of each such class has been reduced to zero;

                                 On or after the Stepdown Date on which a
                                 Trigger Event is not in effect
                                 ----------------------------------------

                                 1)    To the holders of the Class A
                                       Certificates, pro rata, the Class A
                                       Distribution Amount, (provided, however, that the Class A-1 and Class A-2 Certificates will be paid sequentially amongst themselves, in that order), until the Certificate Principal Balance of each such class has been reduced to zero;
                                 2)    To the holders of the Class M-1
                                       Certificates, the Class M-1 Principal
                                       Distribution Amount until the Certificate
                                       Principal Balance thereof has been
                                       reduced to zero;
                                 3)    To the holders of the Class M-2
                                       Certificates, the Class M-2 Principal
                                       Distribution Amount until the Certificate
                                       Principal Balance thereof has been
                                       reduced to zero;
                                 4)    To the holders of the Class M-3
                                       Certificates, the Class M-3 Principal
                                       Distribution Amount until the Certificate
                                       Principal Balance thereof has been
                                       reduced to zero;
                                 5)    To the holders of the Class M-4
                                       Certificates, the Class M-4 Principal
                                       Distribution Amount until the Certificate
                                       Principal Balance thereof has been
                                       reduced to zero;
                                 6)    To the holders of the Class M-5
                                       Certificates, the Class M-5 Principal
                                       Distribution Amount until the Certificate
                                       Principal Balance thereof has been
                                       reduced to zero;
                                 7)    To the holders of the Class M-6
                                       Certificates, the Class M-6 Principal
                                       Distribution Amount until the Certificate
                                       Principal Balance thereof has been
                                       reduced to zero; and
                                 8)    To the holders of the Class M-7
                                       Certificates, the Class M-7 Principal
                                       Distribution Amount until the Certificate
                                       Principal Balance thereof has been
                                       reduced to zero.

                                 NET MONTHLY EXCESS CASHFLOW:

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

                                 1) Payment of Interest Carry Forward Amounts and any Basis Risk Carry Forward Amount to the holders of the Class A
                                       Certificates to the extent not previously reimbursed.
                                 2) Payment of Interest Carry Forward Amounts to the holders of the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates and the Class M-7 Certificates, in that order, to the extent not previously reimbursed;
                                 3)    Payment of any allocated realized loss
                                       amount to the holders of the Class M-1
                                       Certificates;
                                 4)    Payment of any allocated realized loss
                                       amount to the holders of the Class M-2
                                       Certificates;
                                 5)    Payment of any allocated realized loss
                                       amount to the holders of the Class M-3
                                       Certificates;
                                 6)    Payment of any allocated realized loss
                                       amount to the holders of the Class M-4
                                       Certificates;
                                 7)    Payment of any allocated realized loss
                                       amount to the holders of the Class M-5
                                       Certificates;
                                 8)    Payment of any allocated realized loss
                                       amount to the holders of the Class M-6
                                       Certificates;
                                 9)    Payment of any allocated realized loss
                                       amount to the holders of the Class M-7
                                       Certificates;
                                 10) Payment of the Basis Risk Carry Forward Amount, if any, due to each such class in the following manner and order of priority: first, to the holders of the Class M-1 Certificates, second, to the holders of the Class M-2 Certificates, third, to the holders of the Class M-3 Certificates, fourth, to the holders of the Class M-4 Certificates, fifth, to the holders of the Class M-5 Certificates, sixth, to the holders of the Class M-6 Certificates and seventh, to the holders of the Class M-7 Certificates; and
                                 11)   To the holders of the Class B-IO
                                       Certificates and the Class R
                                       Certificates, as provided in the pooling and servicing agreement.

CLASS A PRINCIPAL DISTRIBUTION   For any applicable distribution date, an amount
AMOUNT:                          equal to the excess (if any) of (A) the
                                 Certificate Principal Balance of the Class A
                                 Certificates immediately prior to such
                                 distribution date over (B) the lesser of (x)
                                 [71.90]% of the aggregate Stated Principal
                                 Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                 Prepayment Period) and (y) the aggregate Stated
                                 Principal Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.


CLASS M-1 PRINCIPAL              For any applicable distribution date, an amount
DISTRIBUTION AMOUNT:             equal to the excess (if any) of (A) the sum of
                                 equal to the excess (if any) of (A) the sum of
                                 (1) the Certificate Principal Balance of the
                                 Class A Certificates (after taking into account
                                 the payment of the Class A Principal
                                 Distribution Amount for that distribution date)
                                 and (2) the Certificate Principal Balance of
                                 the Class M-1 Certificates immediately prior to
                                 such distribution date over (B) the lesser of
                                 (x) [82.30]% of the aggregate Stated Principal
                                 Balance of the mortgage loans as of the last
                                 day of the related due period (after reduction
                                 for Realized Losses incurred during
--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------
                                 the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the
                                 Overcollateralization Floor.

























--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

CLASS M-2 PRINCIPAL              For any applicable distribution date, an amount
DISTRIBUTION AMOUNT:             equal to the excess (if any) of (A) the sum of
                                 (1) the Certificate Principal Balance of the
                                 Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-2
                                 Certificates immediately prior to such
                                 distribution date over (B) the lesser of (x)
                                 [85.80]% of the aggregate Stated Principal
                                 Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                 Prepayment Period) and (y) the aggregate Stated
                                 Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

CLASS M-3 PRINCIPAL              For any applicable distribution date, an amount
DISTRIBUTION AMOUNT:             equal to the excess (if any) of (A) the sum of
                                 (1) the Certificate Principal Balance of the
                                 Class A, Class M-1 and Class M-2 Certificates
                                 (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal
                                 Distribution Amounts for that distribution
                                 date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such distribution date over (B) the lesser of (x) [87.80]% of the aggregate Stated
                                 Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                 Prepayment Period) less the
                                 Overcollateralization Floor.

CLASS M-4 PRINCIPAL              For any applicable distribution date, an amount
DISTRIBUTION AMOUNT:             equal to the excess (if any) of (A)the sum of
                                 (1) the Certificate Principal Balance of the
                                 Class A, Class M-1, Class M-2 and Class M-3
                                 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-4
                                 Certificates immediately prior to such
                                 distribution date over (B) the lesser of (x)
                                 [89.80]% of the aggregate Stated Principal
                                 Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                 Prepayment Period) and (y) the aggregate Stated
                                 Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.

CLASS M-5 PRINCIPAL              For any applicable distribution date, an amount
DISTRIBUTION AMOUNT:             equal to the excess (if any) of (A) the sum of
                                 (1) the Certificate Principal Balance of the
                                 Class A, Class M-1, Class M-2, Class M-3 and
                                 Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal
                                 Distribution Amounts for that distribution
                                 date) and (2) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such distribution date over (B) the lesser of (x) [91.80]% of the aggregate Stated
                                 Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                 Prepayment Period) less the
                                 Overcollateralization Floor.




--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

CLASS M-6 PRINCIPAL              For any applicable distribution date, an amount
DISTRIBUTION AMOUNT:             equal to the excess (if any) of (A)the sum of
                                 (1) the Certificate Principal Balance of the
                                 Class A, Class M-1, Class M-2, Class M-3, Class
                                 M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class
                                 M-1, Class M-2, Class M-3, Class M-4 and Class
                                 M-5 Principal Distribution Amounts for that distribution date) and (2) the Certificate
                                 Principal Balance of the Class M-6 Certificates immediately prior to such distribution date over (B) the lesser of (x) [92.80]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                 Prepayment Period) and (y) the aggregate Stated
                                 Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the Overcollateralization Floor.


CLASS M-7 PRINCIPAL              For any applicable distribution date, an amount
DISTRIBUTION AMOUNT:             equal to the excess (if any) of (A)the sum of
                                 (1) the Certificate Principal Balance of the
                                 Class A, Class M-1, Class M-2, Class M-3, Class
                                 M-4, Class M-5 and Class M-6 Certificates
                                 (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class
                                 M-4, Class M-5 and Class M-6 Principal
                                 Distribution Amounts for that distribution
                                 date) and (2) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such distribution date over (B) the lesser of (x) [95.80]% of the aggregate Stated
                                 Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related
                                 Prepayment Period) less the
                                 Overcollateralization Floor.

OVERCOLLATERALIZATION DEFICIENCY For any distribution date, the amount, if any,
AMOUNT: by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such distribution date.

OVERCOLLATERALIZATION RELEASE    For any Distribution Date, the lesser of (x)
AMOUNT:                          the Principal Remittance Amount for such
                                 Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the
                                 Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target
                                 Amount for such Distribution Date.

OVERCOLLATERALIZATION TARGET     With respect to any Distribution Date, (i)
AMOUNT:                          prior to the Stepdown Date, an amount equal to
                                 approximately 2.10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                                 Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.20% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately
                                 $1,008,313 or (iii) on or after the Stepdown
                                 Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. As of April 1, 2005, the OC Target Amount would have been approximately $4.234 million.

OVERCOLLATERALIZED AMOUNT:       For any distribution date, the amount, if any,
                                 by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate
                                 Certificate Principal Balance of the offered certificates as of such distribution date.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

REALIZED LOSSES:                 Any loss on a mortgage loan attributable to the
                                 mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

ALLOCATION OF LOSSES:            Any Realized Losses on the mortgage loans will
                                 be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class M-7 Certificates, fourth, to the Class M-6 Certificates , fifth, to the Class M-5 Certificates, sixth to the Class M-4, seventh, to Class M-4, eighth, to Class M-3, ninth, to Class M-2 and tenth to the Class M-1
                                 Certificates. The pooling and servicing
                                 agreement does not permit the allocation of Realized Losses to the Class A Certificates.

                                 Once Realized Losses have been allocated to the Class M Certificates, such amounts with respect to such certificates will no longer accrue interest.

ALLOCATED REALIZED LOSS AMOUNT:  With respect to the Class M-1, Class M-2, Class
                                 M-3, Class M-4, Class M-5, Class M-6 or Class M-7 Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

INTEREST CARRY FORWARD AMOUNT:   The Interest Carry Forward Amount is the amount
                                 of interest that was due, but remains unpaid from prior distribution dates.

YIELD MAINTENANCE AGREEMENT:     The issuer may benefit from payments from the
                                 Yield Maintenance Provider pursuant to a Yield
                                 Maintenance Agreements purchased with respect to the Class M Certificates, which is intended to partially mitigate the interest rate risk that could result from the difference between the LIBOR-based Rate on the floating rate
                                 Certificates and the Net Rate Cap.

                                 On each Distribution Date, payments under each Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the aggregate Certificate Principal Balance of the related classes of certificates as of such Distribution Date and (b) the Notional Balance schedule, calculated based on 10% CPR.

                                 It is anticipated that the Yield Maintenance
                                 Agreements will include the following terms:


                                 Class                               Period          Strike Rate             Ceiling
                                 -----                               ------          -----------             -------
                                 Senior                              1-94            7.05%                   11%
                                 Subordinate (M-1 through M-7)       1-71            6.10%                   10%
                                 Subordinate (M-1 through M-7)       72-94           5.90%                   10%




--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
           DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
                     SUPPLEMENT AND HAS BEEN PROVIDED BASED
                      ON INFORMATION AS OF APRIL 1, 2005.


                        LOAN CHARACTERISTIC                                FIXED POOL
                        -------------------------------------------------------------
                        Expected Pool Balance                            $201,662,714
                        Average Balance                                      $125,023
                        % Conforming Balances                                  87.44%
                        -------------------------------------------------------------
                        WA Gross WAC                                           6.593%
                        Range of Gross WAC                           4.250% - 10.950%
                        WA Net WAC (%)                                         6.216%
                        WAM (mos)                                                 321
                        WA Age (mos)                                               16
                        WA Orig. Term (mos)                                       337
                        -------------------------------------------------------------
                        Fixed Rate Balloon                                      1.84%
                        Fixed Rate Fully Amortizing                            98.16%
                        -------------------------------------------------------------
                        First Lien / Second Lien                     100.00% /  0.00%
                        -------------------------------------------------------------
                        CURRENT BALANCE
                        ---------------
                        $0 - $49,999                                             2.66%
                        $50,000 - $99,999                                       24.26%
                        $100,000 - $149,999                                     27.35%
                        $150,000 - $199,999                                     15.67%
                        $200,000 - $249,999                                      7.77%
                        $250,000 - $299,999                                      6.56%
                        $300,000 - $349,999                                      4.24%
                        $350,000 - $399,999                                      2.85%
                        $400,000 - $449,999                                      1.27%
                        $450,000 - $499,999                                      2.15%
                        $500,000 - $549,999                                      1.01%
                        $550,000 - $599,999                                      0.56%
                        $600,000 - $649,999                                      0.91%
                        $700,000 - $749,999                                      0.35%
                        $750,000 - $799,999                                      0.77%
                        $800,000 or above                                        1.62%
                        --------------------------------------------------------------
                        INTEREST RATE
                        -------------
                        Up to 5.999%                                            18.36%
                        6.000% - 6.999%                                         55.97%
                        7.000% - 7.999%                                         17.95%
                        8.000% - 8.999%                                          5.77%
                        9.000% - 9.999%                                          1.35%
                        10.000% and above                                        0.58%
                        --------------------------------------------------------------



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
            DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF APRIL 1, 2005.



                       ----------------------------------------------------------------
                        LOAN CHARACTERISTIC                                  FIXED POOL
                        ---------------------------------------------------------------
                        AGE (MONTHS)
                        ------------
                        0 - 12                                                   64.66%
                        13 - 24                                                  19.96%
                        25 - 36                                                   7.11%
                        37 - 48                                                   3.62%
                        49 - 60                                                   1.04%
                        61 - 72                                                   0.73%
                        73 - 84                                                   1.02%
                        85 - 96                                                   1.36%
                        97 and Greater                                            0.50%

                        ORIGINAL TERM
                        -------------
                        1-15 Years                                               11.04%
                        16-30 Years                                              88.96%

                        CREDIT SCORE
                        ------------
                        Weighted Average                                            642
                        Not Available                                             1.98%
                        Up to 549                                                24.93%
                        550 to 599                                               11.06%
                        600 to 649                                               10.19%
                        650 to 699                                               17.83%
                        700 to 749                                               17.20%
                        750 to 799                                               15.90%
                        800 and above                                             0.92%
                       ----------------------------------------------------------------
                        CURRENT LTV
                        -----------
                        Weighted Average                                         82.20%
                        % LTV's > 80%                                            52.19%
                        % of LTV's > 80% with MI                                 21.94%
                        Insurance
                       ----------------------------------------------------------------
                        ORIGINAL LTV
                        Weighted Average                                         83.28%
                        Up to 10.00%                                              0.00%
                        10.01 - 20.00%                                            0.26%
                        20.01% - 30.00%                                           0.34%
                        30.01% - 40.00%                                           0.93%
                        40.01% - 50.00%                                           2.87%
                        50.01% - 60.00%                                           3.48%
                        60.01% - 70.00%                                           9.14%
                        70.01% - 80.00%                                          30.80%
                        80.01% - 90.00%                                          17.16%
                        90.01% - 100.00%                                         27.22%
                        100.01% and above                                         7.81%
                       ----------------------------------------------------------------

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS
   SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF APRIL 1, 2005.



                        LOAN CHARACTERISTIC                                  FIXED POOL
                        ---------------------------------------------------------------
                        OCCUPANCY STATUS
                        ----------------
                        Owner Occupied                                           88.30%
                        Investor Property                                         3.61%
                        Second Home                                               8.09%
                        ---------------------------------------------------------------
                        LOAN PURPOSE
                        ------------
                        Purchase Money                                           54.65%
                        Cash-Out Refi                                            26.71%
                        Rate/Term Refi                                           18.63%
                        ---------------------------------------------------------------
                        INSURANCE
                        ---------
                        Conventional w/MI                                        11.77%
                        Conventional w/o MI                                      88.23%
                        ---------------------------------------------------------------
                        GEOGRAPHIC CONCENTRATION (> 5%)
                        -------------------------------
                        California                                               16.96%
                        New York                                                  6.99%
                        Texas                                                     6.74%
                        Florida                                                   6.15%
                        Arizona                                                   5.42%
                        Washington                                                5.42%
                        ---------------------------------------------------------------
                        PROPERTY TYPE
                        -------------
                        Single Family                                            88.39%
                        2-4 Family                                                3.09%
                        PUD                                                       3.45%
                        Condominium                                               3.29%
                        Townhouse                                                 0.67%
                        CO-OP                                                     1.12%
                        ---------------------------------------------------------------
                        LOAN TYPE
                        ---------
                        Fixed Rate Balloon                                        1.84%
                        Fixed Rate Fully Amortizing                              98.16%
                        ---------------------------------------------------------------


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

                        SENIOR CLASS AVAILABLE FUNDS CAP



                                                                           AFC                                      AFC       AFC
                                                                           ----                                     ---       ---
          DISTRIBUTION     AFC         AFC                 DISTRIBUTION    RATE     AFC              DISTRIBUTION   RATE      RATE
          ------------     ---         ---                 ------------    ----     ---              ------------   ----      ----
PERIOD       DATE       RATE (1)    RATE (2)    PERIOD        DATE         (1)    RATE (2)   PERIOD     DATE         (1)       (2)
------------------------------------------------------------------------------------------------------------------------------------

   1       25-May-05     15.646      17.226       39        25-Jul-08     6.268    10.218      77      25-Sep-11    6.076     10.158
   2       25-Jun-05      6.057      10.139       40        25-Aug-08     6.066    10.148      78      25-Oct-11    6.279     10.229
   3       25-Jul-05      6.259      10.209       41        25-Sep-08     6.066    10.148      79      25-Nov-11    6.077     10.159
   4       25-Aug-05      6.057      10.139       42        25-Oct-08     6.269    10.219      80      25-Dec-11    6.280     10.230
   5       25-Sep-05      6.058      10.139       43        25-Nov-08     6.067    10.148      81      25-Jan-12    6.078     10.159
   6       25-Oct-05      6.260      10.210       44        25-Dec-08     6.269    10.219      82      25-Feb-12    6.078     10.160
   7       25-Nov-05      6.058      10.140       45        25-Jan-09     6.067    10.149      83      25-Mar-12    6.497     10.316
   8       25-Dec-05      6.260      10.210       46        25-Feb-09     6.067    10.149      84      25-Apr-12    6.080     10.162
   9       25-Jan-06      6.058      10.140       47        25-Mar-09     6.718    10.404      85      25-May-12    6.283     10.233
  10       25-Feb-06      6.059      10.140       48        25-Apr-09     6.068    10.150      86      25-Jun-12    6.081     10.163
  11       25-Mar-06      6.708      10.395       49        25-May-09     6.270    10.220      87      25-Jul-12    6.284     10.234
  12       25-Apr-06      6.059      10.141       50        25-Jun-09     6.068    10.150      88      25-Aug-12    6.082     10.163
  13       25-May-06      6.261      10.211       51        25-Jul-09     6.271    10.221      89      25-Sep-12    6.082     10.164
  14       25-Jun-06      6.060      10.141       52        25-Aug-09     6.069    10.151      90      25-Oct-12    6.285     10.235
  15       25-Jul-06      6.262      10.212       53        25-Sep-09     6.069    10.151      91      25-Nov-12    6.083     10.164
  16       25-Aug-06      6.060      10.142       54        25-Oct-09     6.272    10.222      92      25-Dec-12    6.286     10.236
  17       25-Sep-06      6.060      10.142       55        25-Nov-09     6.070    10.152      93      25-Jan-13    6.083     10.165
  18       25-Oct-06      6.262      10.212       56        25-Dec-09     6.272    10.222      94      25-Feb-13    6.084     10.165
  19       25-Nov-06      6.061      10.142       57        25-Jan-10     6.070    10.152
  20       25-Dec-06      6.263      10.213       58        25-Feb-10     6.071    10.152
  21       25-Jan-07      6.061      10.143       59        25-Mar-10     6.721    10.408
  22       25-Feb-07      6.061      10.143       60        25-Apr-10     6.071    10.153
  23       25-Mar-07      6.711      10.398       61        25-May-10     6.274    10.224
  24       25-Apr-07      6.062      10.144       62        25-Jun-10     6.072    10.153
  25       25-May-07      6.264      10.214       63        25-Jul-10     6.274    10.224
  26       25-Jun-07      6.062      10.144       64        25-Aug-10     6.072    10.154
  27       25-Jul-07      6.265      10.215       65        25-Sep-10     6.073    10.154
  28       25-Aug-07      6.063      10.145       66        25-Oct-10     6.275    10.225
  29       25-Sep-07      6.063      10.145       67        25-Nov-10     6.073    10.155
  30       25-Oct-07      6.265      10.215       68        25-Dec-10     6.276    10.226
  31       25-Nov-07      6.064      10.145       69        25-Jan-11     6.074    10.156
  32       25-Dec-07      6.266      10.216       70        25-Feb-11     6.074    10.156
  33       25-Jan-08      6.064      10.146       71        25-Mar-11     6.725    10.412
  34       25-Feb-08      6.064      10.146       72        25-Apr-11     6.075    10.156
  35       25-Mar-08      6.483      10.301       73        25-May-11     6.278    10.228
  36       25-Apr-08      6.065      10.146       74        25-Jun-11     6.075    10.157
  37       25-May-08      6.267      10.217       75        25-Jul-11     6.278    10.228
  38       25-Jun-08      6.065      10.147       76        25-Aug-11     6.076    10.158
  ---------------------------------------------------------------------------------------------------------------------------------


         (1)    Assumes 1-month LIBOR at 3.10%, no losses and is run at the pricing speed to call.
         (2)    Assumes the 1-month LIBOR equals 20%, no losses and run at the pricing speed to call.



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

                     SUBORDINATE CLASSES AVAILABLE FUNDS CAP


                                                                          AFC                                       AFC       AFC
                                                                          ----                                      ---       ---
          DISTRIBUTION       AFC       AFC                 DISTRIBUTION   RATE      AFC              DISTRIBUTION   RATE      RATE
          ------------       ---       ---                 ------------   ----      ---              ------------   ----      ----
 PERIOD       DATE         RATE (1)  RATE (2)   PERIOD       DATE          (1)    RATE (2)   PERIOD     DATE         (1)       (2)
 ----------------------------------------------------------------------------------------------------------------------------------

    1          25-May-05    15.646    17.206      39        25-Jul-08     6.268     10.168      77     25-Sep-11    6.076    10.313
    2          25-Jun-05     6.057    10.087      40        25-Aug-08     6.066     10.096      78     25-Oct-11    6.279    10.379
    3          25-Jul-05     6.259    10.159      41        25-Sep-08     6.066     10.096      79     25-Nov-11    6.077    10.314
    4          25-Aug-05     6.057    10.087      42        25-Oct-08     6.269     10.169      80     25-Dec-11    6.280    10.380
    5          25-Sep-05     6.058    10.088      43        25-Nov-08     6.067     10.097      81     25-Jan-12    6.078    10.314
    6          25-Oct-05     6.260    10.160      44        25-Dec-08     6.269     10.169      82     25-Feb-12    6.078    10.315
    7          25-Nov-05     6.058    10.088      45        25-Jan-09     6.067     10.097      83     25-Mar-12    6.497    10.461
    8          25-Dec-05     6.260    10.160      46        25-Feb-09     6.067     10.097      84     25-Apr-12    6.080    10.317
    9          25-Jan-06     6.058    10.088      47        25-Mar-09     6.718     10.358      85     25-May-12    6.283    10.383
   10          25-Feb-06     6.059    10.089      48        25-Apr-09     6.068     10.098      86     25-Jun-12    6.081    10.318
   11          25-Mar-06     6.708    10.348      49        25-May-09     6.270     10.170      87     25-Jul-12    6.284    10.384
   12          25-Apr-06     6.059    10.089      50        25-Jun-09     6.068     10.098      88     25-Aug-12    6.082    10.318
   13          25-May-06     6.261    10.161      51        25-Jul-09     6.271     10.171      89     25-Sep-12    6.082    10.319
   14          25-Jun-06     6.060    10.090      52        25-Aug-09     6.069     10.099      90     25-Oct-12    6.285    10.385
   15          25-Jul-06     6.262    10.162      53        25-Sep-09     6.069     10.099      91     25-Nov-12    6.083    10.319
   16          25-Aug-06     6.060    10.090      54        25-Oct-09     6.272     10.172      92     25-Dec-12    6.286    10.386
   17          25-Sep-06     6.060    10.090      55        25-Nov-09     6.070     10.100      93     25-Jan-13    6.083    10.320
   18          25-Oct-06     6.262    10.162      56        25-Dec-09     6.272     10.172      94     25-Feb-13    6.084    10.320
   19          25-Nov-06     6.061    10.091      57        25-Jan-10     6.070     10.100
   20          25-Dec-06     6.263    10.163      58        25-Feb-10     6.071     10.101
   21          25-Jan-07     6.061    10.091      59        25-Mar-10     6.721     10.361
   22          25-Feb-07     6.061    10.091      60        25-Apr-10     6.071     10.101
   23          25-Mar-07     6.711    10.351      61        25-May-10     6.274     10.174
   24          25-Apr-07     6.062    10.092      62        25-Jun-10     6.072     10.102
   25          25-May-07     6.264    10.164      63        25-Jul-10     6.274     10.174
   26          25-Jun-07     6.062    10.092      64        25-Aug-10     6.072     10.102
   27          25-Jul-07     6.265    10.165      65        25-Sep-10     6.073     10.103
   28          25-Aug-07     6.063    10.093      66        25-Oct-10     6.275     10.175
   29          25-Sep-07     6.063    10.093      67        25-Nov-10     6.073     10.103
   30          25-Oct-07     6.265    10.165      68        25-Dec-10     6.276     10.176
   31          25-Nov-07     6.064    10.094      69        25-Jan-11     6.074     10.104
   32          25-Dec-07     6.266    10.166      70        25-Feb-11     6.074     10.104
   33          25-Jan-08     6.064    10.094      71        25-Mar-11     6.725     10.365
   34          25-Feb-08     6.064    10.094      72        25-Apr-11     6.075     10.311
   35          25-Mar-08     6.483    10.253      73        25-May-11     6.278     10.378
   36          25-Apr-08     6.065    10.095      74        25-Jun-11     6.075     10.312
   37          25-May-08     6.267    10.167      75        25-Jul-11     6.278     10.378
   38          25-Jun-08     6.065    10.095      76        25-Aug-11     6.076     10.313
 ----------------------------------------------------------------------------------------------------------------------------------


         (1)    Assumes 1-month LIBOR at 3.10%, no losses and is run at the pricing speed to call.
         (2)    Assumes the 1-month LIBOR equals 20%, no losses and run at the pricing speed to call.



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------

                           EXCESS SPREAD BEFORE LOSSES


                                                                          AFC                                       AFC       AFC
                                                                          ----                                      ---       ---
          DISTRIBUTION       AFC       AFC                 DISTRIBUTION   RATE      AFC              DISTRIBUTION   RATE      RATE
          ------------       ---       ---                 ------------   ----      ---              ------------   ----      ----
 PERIOD       DATE         RATE (1)  RATE (2)   PERIOD       DATE          (1)    RATE (2)   PERIOD     DATE         (1)       (2)
 -----------------------------------------------------------------------------------------------------------------------------------
    1     25-May-05          483       484        39        25-Jul-08     267       142        77       25-Sep-11      257        93
    2     25-Jun-05          257       258        40        25-Aug-08     255       127        78       25-Oct-11      269       108
    3     25-Jul-05          270       261        41        25-Sep-08     256       126        79       25-Nov-11      257        91
    4     25-Aug-05          258       234        42        25-Oct-08     268       140        80       25-Dec-11      269       106
    5     25-Sep-05          259       214        43        25-Nov-08     256       124        81       25-Jan-12      257        89
    6     25-Oct-05          271       211        44        25-Dec-08     268       138        82       25-Feb-12      257        89
    7     25-Nov-05          260       188        45        25-Jan-09     256       122        83       25-Mar-12      281       120
    8     25-Dec-05          272       198        46        25-Feb-09     256       121        84       25-Apr-12      257        88
    9     25-Jan-06          261       183        47        25-Mar-09     292       164        85       25-May-12      269       103
   10     25-Feb-06          261       179        48        25-Apr-09     256       118        86       25-Jun-12      257        87
   11     25-Mar-06          296       215        49        25-May-09     268       132        87       25-Jul-12      269       102
   12     25-Apr-06          260       167        50        25-Jun-09     256       116        88       25-Aug-12      257        86
   13     25-May-06          272       175        51        25-Jul-09     268       130        89       25-Sep-12      258        86
   14     25-Jun-06          260       157        52        25-Aug-09     256       114        90       25-Oct-12      271       102
   15     25-Jul-06          271       168        53        25-Sep-09     256       113        91       25-Nov-12      260        87
   16     25-Aug-06          259       151        54        25-Oct-09     268       127        92       25-Dec-12      272       103
   17     25-Sep-06          259       149        55        25-Nov-09     256       111        93       25-Jan-13      261        87
   18     25-Oct-06          271       161        56        25-Dec-09     268       125        94       25-Feb-13      262        87
   19     25-Nov-06          258       145        57        25-Jan-10     256       110
   20     25-Dec-06          270       158        58        25-Feb-10     256       109
   21     25-Jan-07          258       142        59        25-Mar-10     292       154
   22     25-Feb-07          258       141        60        25-Apr-10     256       108
   23     25-Mar-07          293       183        61        25-May-10     268       123
   24     25-Apr-07          257       138        62        25-Jun-10     256       107
   25     25-May-07          269       151        63        25-Jul-10     268       122
   26     25-Jun-07          256       136        64        25-Aug-10     256       106
   27     25-Jul-07          268       149        65        25-Sep-10     256       105
   28     25-Aug-07          256       134        66        25-Oct-10     268       120
   29     25-Sep-07          255       133        67        25-Nov-10     256       104
   30     25-Oct-07          267       147        68        25-Dec-10     268       118
   31     25-Nov-07          255       133        69        25-Jan-11     256       102
   32     25-Dec-07          267       147        70        25-Feb-11     256       101
   33     25-Jan-08          255       132        71        25-Mar-11     292       146
   34     25-Feb-08          254       132        72        25-Apr-11     256        99
   35     25-Mar-08          278       160        73        25-May-11     268       113
   36     25-Apr-08          254       131        74        25-Jun-11     256        96
   37     25-May-08          266       145        75        25-Jul-11     269       111
   38     25-Jun-08          254       127        76        25-Aug-11     257        94
 ----------------------------------------------------------------------------------------------------------------------------------




         (1)    Assumes 1-month LIBOR at 3.10%, and is run at the pricing speed to call.
         (2)    Assumes the Forward LIBOR curve and run at the pricing speed to call.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                             COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                 BEAR STEARNS ASSET BACKED SECURITIES I LLC
                             ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP I
--------------------------------------------------------------------------------


                               CONTACT INFORMATION
                               -------------------

     MBS Trading
     -----------

     Scott Eichel                            Tel: (212) 272-5451
     Sr. Managing Director                   seichel@bear.com

     Chris Scott                             Tel: (212) 272-5451
     Sr. Managing Director                   cscott@bear.com

     MBS Structuring
     ---------------

     Keith Lind                              Tel: (212) 272-5451
     Associate Director                      klind@bear.com

     MBS Banking
     -----------

     Jennifer Schneider                      Tel: (212) 272-7599
     Managing Director                       jschneider@bear.com

     Ernie Calabrese                         Tel: (212) 272-9529
     Managing Director                       ecalabrese@bear.com

     Scott Tabor                             Tel: (212) 272-5925
     Analyst                                 gtabor@bear.com


     Syndicate
     ---------

     Carol Fuller                            Tel: (212) 272-4955
     Managing Director                       cfuller@bear.com

     Angela Ward                             Tel: (212) 272-4955
     Vice-President                          award@bear.com

     Rating Agencies
     ---------------

     Fitch:   Michele Patterson              Tel: (212) 908-0779
                                             michele.patterson@fitchratings.com
              Marissa Kimmel                 Tel: (212) 908-0343
                                             marissa.kimmel@fitchratings.com


     S&P:     Michael Parris                 Tel: (212) 438-1566
                                             michael_parris@standardandpoors.com


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


NEW ISSUE COMPUTATIONAL MATERIALS
---------------------------------


$184,553,000 (approximate +/-10%)

ASSET-BACKED CERTIFICATES,
SERIES 2005-SD2, GROUP II


BEAR STEARNS ASSET-BACKED SECURITIES I LLC
Issuer

EMC MORTGAGE CORPORATION
Mortgage Loan Seller

WELLS FARGO BANK, N.A.
Master Servicer and Securities Administrator

All Statistical Information based upon Information as of April 1, 2005


MAY 5, 2005


                                      BEAR
                                    STEARNS




--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


 STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


              CERTIFICATE INFORMATION TO 20% OPTIONAL CLEAN-UP CALL


            CERTIFICATE           RATINGS               CE            PASS-THROUGH        WINDOW      WAL      CERTIFICATE
  CLASS       SIZE (1)           S&P/FITCH          LEVELS (1)            RATE            (MOS)      (YRS)         TYPE
---------- --------------- ---------------------- --------------- --------------------- ----------- --------- ---------------
 II-A-1      $143,406,000         AAA/AAA             23.50% (2)      LIBOR (3)(4)         1-53      1.836     Super Senior

 II-A-2       $15,934,000         AAA/AAA             15.00% (2)      LIBOR (3)(4)         1-53      1.836     Senior Support

 II-M-1       $12,466,000          AA/AA               8.35% (2)      LIBOR (3)(5)        40-53      3.914     Subordinate

 II-M-2        $5,811,000           A/A                5.25% (2)      LIBOR (3)(5)        39-53      3.803     Subordinate

 II-M-3        $5,343,000         BBB/BBB              2.40% (2)      LIBOR (3)(5)        38-53      3.762     Subordinate

  II-B         $1,593,000        BBB-/BBB-             1.55% (2)      LIBOR (3)(5)        37-53      3.740     Subordinate


    NOTES:       - Prepayment Pricing Speed Assumption is 30% CPR
                 - Certificates will be priced to a 20% clean-up call
                 - Certificates are subject to a variance of +/- 10%

(1) The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2) Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 1.55% as of the Cut-Off Date. Beginning on the distribution date in June 2005, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 2.50% of the Cut-Off Date unpaid principal balance of the mortgage loans.

(3) The Pass-Through Rates for the Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans.

(4) On the first distribution date after the first possible optional clean-up call, the margin for the Class A Certificates will increase to 2 times its original value.

(5) On the first distribution date after the first possible optional clean-up call, the margin for the Class M and Class B Certificates will increase to 1.5 times its original value.



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------

THE COLLATERAL

    - Conventional, one- to four-family, adjustable-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below.

    - The mortgage loans are serviced by EMC Mortgage Corp (approximately 49%) and Wells Fargo Home Mortgage, Inc. (approximately 51%).

    - As of the Cut-Off Date, no more than approximately 1% of the mortgage loans will be 31-60 days delinquent and none of the mortgage loans will be greater than 60 days delinquent.

     - As of the Cut-Off Date, no more than 15% of the Mortgage Loans will have been more than 1x30 days delinquent in the past 12 months.

     - The mortgage loans were originated by approximately 38 originators with approximately 64% originated by Norwest, 8.5% originated by Washington Mutual, 6.5% originated by IndyMac Bank and 5% originated by First Magnus. No other originator contributed more than 5%.

     - The mortgage loans originated by Norwest are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, loan balances, loan-to-value ratios, lack of primary mortgage insurance, delinquency history or document deficiencies.

     - The mortgage loans originated by Washington Mutual are generally loans which were seasoned loans (approximately 86%), had a delinquency history (approximately 12%) and loans that did not meet investor guidelines (approximately 2%).

     - The mortgage loans originated by IndyMac Bank are generally loans that did not meet investor guidelines (approximately 86%), had a delinquency history (approximately 9%) or were seasoned loans (approximately 5%).

     - The mortgage loans originated by First Magnus are generally loans that did not meet investor guidelines (approximately 92%), and seasoned loans (approximately 8%).

     - The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Such loans were originated or intended to be originated based on prime or alt "A" underwriting guidelines.


                                                                                                                           MOS
                         PRINCIPAL                            WAM     GROSS    NET       INITIAL   PERIOD        NET       TO
LOAN TYPES  % OF POOL     BALANCE      GROSS WAC  NET WAC   (MOS.)    MARGIN    MARGIN     CAP       CAP       MAX RATE    ROLL
----------- ---------- --------------- ---------- --------- -------- --------- --------- --------- --------- ------------- ------
   ARM        3.81%      $7,138,419     4.056%     3.560%     348     2.234%    1.737%    2.53%     1.219%     11.421%       3

  Hybrid     88.87%     $166,594,926    6.271%     5.902%     348     3.973%    3.604%    3.771%    1.533%     11.914%      34

NegAm ARM     5.56%     $10,419,242     5.088%     4.580%     304     2.849%    2.341%    1.849%    1.161%     11.286%       1

NegAm         1.76%      $3,306,191     6.741%     6.229%     316     2.783%    2.271%    1.000%    1.000%     12.100%      19
  Hybrid

 TOTALS:     100.00%    $187,458,778    6.129%     5.745%     345     3.823%    3.439%    3.715%    1.519%     11.864%      31
----------- ---------- --------------- ---------- --------- -------- --------- --------- --------- --------- ------------- ------

        ALL COLLATERAL INFORMATION PROVIDED HEREIN HAS BEEN CALCULATED USING
         INFORMATION AS OF APRIL 1, 2005 AND MAY DIFFER +/-10% FROM THE FINAL CHARACTERISTICS OF THE MORTGAGE POOL AS OF THE CUT-OFF DATE.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


SUMMARY OF TERMS


DEPOSITOR:                        Bear Stearns Asset Backed Securities I LLC

MORTGAGE LOAN SELLER:             EMC Mortgage Corporation

MASTER SERVICER:                  Wells Fargo Bank, N.A.

SERVICERS:                        EMC Mortgage Corp (approximately 46%) and
                                  Wells Fargo Home Mortgage, Inc.
                                  (approximately 54%).

SOLE MANAGER:                     Bear, Stearns & Co. Inc.

TRUSTEE:                          JPMorgan Chase Bank

RATING AGENCIES:                  Standard & Poor's Ratings Group & Fitch
                                  Ratings.

CUT-OFF DATE:                     April 1, 2005

SETTLEMENT DATE:                  On or about May 13, 2005

DISTRIBUTION DATE:                25th day of each month (or the next business
                                  day), commencing May, 2005

OPTIONAL CALL:                    20% clean-up call

REGISTRATION:                     The Certificates will be available in
                                  book-entry form through DTC.

DENOMINATIONS:                    The Certificates are issuable in minimum
                                  denominations of an original amount of
                                  $25,000 and multiples of $1,000 in excess thereof.

FEDERAL TAX ASPECTS:              REMIC (one or more)

ERISA CONSIDERATIONS:             The Class A Certificates
                                  generally may be purchased by, on behalf of, or with plan assets of, a Plan, in reliance on the underwriter's exemption.

SMMEA ELIGIBILITY:                None of the Certificates will be
                                  'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I ADVANCES:                     Each servicer will be obligated
                                  to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent specified in its related servicing agreement. The servicers are generally not obligated to make such advances if such cash advances might not be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The
                                  Master Servicer will be obligated to
                                  back-stop each servicer's obligation.

NET MORTGAGE RATE:                On any mortgage loan, the then
                                  applicable mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to 0.50%) and (2) the Master
                                  Servicing Fee Rate (0.0125%).

INTEREST PAYMENTS:                On each Distribution Date holders
                                  of the Certificates will be entitled to
                                  receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


                                   The "accrual period" for the Certificates will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date.


                                   The trustee will calculate interest on the Certificates on an actual/360 basis.

PRINCIPAL PAYMENTS:                The Class M and B Certificates will
                                   not receive any principal payments until the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A
                                   Certificates is equal to zero.

                                   After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the "Priority of Payments."


CREDIT ENHANCEMENT:                Subordination: Initially,
                                   [23.50]% for the Class A-1 Certificates,
                                   [15.00]% for the Class A-2 Certificates,
                                   [8.35]% for the Class M-1 Certificates,
                                   [5.25]% for the Class M-2 Certificates,
                                   [2.40]% for the Class M-3 Certificates, and
                                   [1.55]% for the Class B Certificates.

                                   o  Overcollateralization ("OC")
                                        INITIAL (% Orig.)                [1.55]%
                                        OC TARGET (% Orig.)              [2.50]%
                                        STEPDOWN (% Current)             [5.00]%
                                        OC FLOOR (% Orig.)                 0.50%

                                   o   Excess spread, which will initially be
                                       equal to approximately [215] bps per
                                       annum (before losses), is expected to be available to cover losses and to build additional OC commencing on the June 2005 Distribution Date.

INTEREST DISTRIBUTION AMOUNT:      For any distribution
                                   date and each class of offered certificates, the amount of interest accrued during the related Accrual Period at the related
                                   Pass-Through Rate (as reduced by the interest rate cap) on the Certificate Principal
                                   Balance of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master Servicer.

PRINCIPAL REMITTANCE AMOUNT:       With respect to any
                                   distribution date, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

PRINCIPAL DISTRIBUTION AMOUNT:     With respect to any distribution date, the
                                   Basic Principal Distribution Amount plus the
                                   Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION       With respect to any distribution date, the
AMOUNT:                            excess of (i) the Principal Remittance Amount
                                   for such distribution date over (ii) the Overcollateralization Release Amount, if any, for such distribution date.

EXTRA PRINCIPAL DISTRIBUTION       With respect to any distribution date, the
AMOUNT:                            lesser of (x) the Net Monthly Excess
                                   Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


NET MONTHLY EXCESS CASH-FLOW      For any distribution date, the excess of (x)
                                  available funds for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Interest Carry
                                  Forward Amounts for the Class A Certificates and (C) the Principal Distribution Amount.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


BASIS RISK CARRY FORWARD AMOUNT:   For any distribution date for the Offered
                                   Certificates, the sum of (i) if on such
                                   distribution date the Pass-Through Rate for the related Certificates is based on the Net
                                   Rate Cap, the excess of (a) the Interest
                                   Distribution Amount that would have been payable had the Pass-Through Rate for the related Certificates been calculated at the LIBOR-based rate over (b) interest calculated at the Net Rate Cap plus any amounts paid under the Yield Maintenance Agreement plus
                                   (ii) any such amounts remaining unpaid from prior distribution dates.

STEPDOWN DATE:                     The earlier to occur of (i) the distribution
                                   date on which the aggregate Certificate
                                   Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in May 2008 and (y) the first distribution date for which the aggregate
                                   Certificate Principal Balance of the Class M and Class B Certificates and the Overcollateralization Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to [31.90]%.

TRIGGER EVENT:                     If either the Delinquency Test or the
                                   Cumulative Loss Test is violated.

DELINQUENCY TEST:                  A 'Trigger Event,' with respect to each
                                   Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated
                                   Principal Balances of the mortgage loans that are 61 days or more delinquent (including loans in bankruptcy, foreclosure and REO properties) over the sum of the Stated
                                   Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds [48.75]% of the aggregate amount of the Class M and Class B
                                   Certificates plus the Overcollateralization
                                   Amount as a percentage of the aggregate
                                   Stated Principal Balance of the mortgage loans.

CUMULATIVE LOSS TEST:              The Cumulative Loss Test is violated
                                   on any Distribution Date if the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage
                                   Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:



                                     DISTRIBUTION DATE OCCURRING IN                           PERCENTAGE
                                     ------------------------------                           ----------
                                     May 2008 through April 2009                              [2.75]%
                                     May 2009 through April 2010                              [3.50]%
                                     May 2010 through April 2011                              [4.25]%
                                     May 2011 and thereafter                                  [4.50]%

PRIORITY OF PAYMENTS:              On each Distribution Date, distributions on
                                   the Certificates, to the extent of available funds, will be made according to the following priority:

                                       INTEREST DISTRIBUTIONS:

                                   1)      To the holders of the Class A
                                           Certificates, on a pro rata basis,
                                           the Interest Distribution Amount and
                                           Interest Carry Forward Amount;
                                   2)      To the holders of the Class M-1,
                                           Class M-2, Class M-3 and Class B
                                           Certificates, sequentially, the
                                           Interest Distribution Amount for each
                                           such class;


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


                                  PRINCIPAL DISTRIBUTIONS:

                                   Prior to the Stepdown Date or on which a
                                   Trigger Event is in effect
                                   --------------------------

                                   1)   To the holders of the Class A
                                        Certificates, on a pro rata basis, until the Certificate Principal Balance of each such class has been reduced to zero;
                                   2)   To the holders of the Class M-1, Class
                                        M-2, Class M-3 and Class B Certificates, sequentially, any remaining Principal Distribution Amount, in each case, until the Certificate Principal Balance of each such class has been reduced to zero;

                                   On or after the Stepdown Date on which a
                                   Trigger Event is not in effect
                                   ------------------------------

                                   1)   To the holders of the Class A
                                        Certificates, on a pro rata basis, the
                                        Class A Distribution Amount until the
                                        Certificate Principal Balance of each
                                        such class has been reduced to zero;
                                   2)   To the holders of the Class M-1
                                        Certificates, the Class M-1 Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                   3)   To the holders of the Class M-2
                                        Certificates, the Class M-2 Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero;
                                   4)   To the holders of the Class M-3
                                        Certificates, the Class M-3 Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero; and
                                   5)   To the holders of the Class B
                                        Certificates, the Class B Principal
                                        Distribution Amount until the
                                        Certificate Principal Balance thereof
                                        has been reduced to zero.

                                       NET MONTHLY EXCESS CASHFLOW:

                                   1)   Payment of Interest Carry Forward
                                        Amounts and any Basis Risk Carry Forward
                                        Amount to the holders of the Class A
                                        Certificates to the extent not
                                        previously reimbursed.
                                   2)   Payment of Interest Carry Forward
                                        Amounts to the holders of the Class M-1
                                        Certificates, the Class M-2
                                        Certificates, the Class M-3 Certificates and the Class B Certificates, in that order, to the extent not previously reimbursed;
                                   3)   Payment of any allocated realized loss
                                        amount to the holders of the Class M-1
                                        Certificates;
                                   4)   Payment of any allocated realized loss
                                        amount to the holders of the Class M-2
                                        Certificates;
                                   5)   Payment of any allocated realized loss
                                        amount to the holders of the Class M-3
                                        Certificates;
                                   6)   Payment of any allocated realized loss
                                        amount to the holders of the Class B
                                        Certificates;
                                   7)   Payment of the Basis Risk Carry Forward
                                        Amount, if any, due to each such class
                                        in the following manner and order of
                                        priority: first, to the holders of the
                                        Class M-1 Certificates, second, to the
                                        holders of the Class M-2 Certificates,
                                        third, to the holders of the Class M-3
                                        Certificates and fourth, to the holders
                                        of the Class B Certificates; and
                                   8)   To the holders of the Class B-IO
                                        Certificates and the Class R
                                        Certificates, as provided in the pooling and servicing agreement.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


CLASS A PRINCIPAL DISTRIBUTION          For any applicable distribution date, an
AMOUNT:                                 amount equal to the excess (if any) of
                                        (A) the Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (B) the lesser of (x) [68.10]% of the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal
                                        Balance of the mortgage loans, as of the last day of the related due period
                                        (after reduction for Realized Losses
                                        incurred during the related Prepayment
                                        Period) less the Overcollateralization
                                        Floor.


CLASS M-1 PRINCIPAL DISTRIBUTION:       For any applicable distribution date, an
AMOUNT:                                 amount equal to the excess (if any) of
                                        (A) the sum of (1) the Certificate
                                        Principal Balance of the Class A
                                        Certificates (after taking into account
                                        the payment of the Class A Principal
                                        Distribution Amount for that
                                        distribution date) and (2) the
                                        Certificate Principal Balance of the
                                        Class M-1 Certificates immediately prior to such distribution date over (B) the lesser of (x) [81.40]% of the aggregate
                                        Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                        Losses incurred during the related
                                        Prepayment Period) and (y) the aggregate
                                        Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                        Losses incurred during the related
                                        Prepayment Period) less the
                                        Overcollateralization Floor.

CLASS M-2 PRINCIPAL DISTRIBUTION:       For any applicable distribution date, an
AMOUNT:                                 amount equal to the excess (if any) of
                                        (A) the sum of (1) the Certificate
                                        Principal Balance of the Class A and
                                        Class M-1 Certificates (after taking
                                        into account the payment of the Class A
                                        and Class M-1 Principal Distribution
                                        Amounts for that distribution date) and
                                        (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over (B) the lesser of (x) [87.60]% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) less the
                                        Overcollateralization Floor.

CLASS M-3 PRINCIPAL DISTRIBUTION:       For any applicable distribution date, an
AMOUNT:                                 amount equal to the excess (if any) of
                                        (A) the sum of (1) the Certificate
                                        Principal Balance of the Class A, Class
                                        M-1 and Class M-2 Certificates (after
                                        taking into account the payment of the
                                        Class A, Class M-1 and Class M-2
                                        Principal Distribution Amounts for that
                                        distribution date) and (2) the
                                        Certificate Principal Balance of the
                                        Class M-3 Certificates immediately prior to such distribution date over (B) the lesser of (x) [93.30]% of the aggregate
                                        Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                        Losses incurred during the related
                                        Prepayment Period) and (y) the aggregate
                                        Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                        Losses incurred during the related
                                        Prepayment Period) less the
                                        Overcollateralization Floor.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


CLASS B PRINCIPAL DISTRIBUTION          For  any applicable distribution date,
AMOUNT:                                 an amount equal to the excess (if any)of
                                        (A) the sum of (1) the Certificate
                                        Principal Balance of the Class A, Class
                                        M-1, Class M-2 and, Class M-3
                                        Certificates (after taking into account
                                        the payment of the Class A, Class M-1,
                                        Class M-2 and Class M-3 Principal
                                        Distribution Amounts for that
                                        distribution date) and (2) the
                                        Certificate Principal Balance of the
                                        Class B Certificates immediately prior
                                        to such distribution date over (B) the
                                        lesser of (x) [95.00]% of the aggregate
                                        Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                        Losses incurred during the related
                                        Prepayment Period) and (y) the aggregate
                                        Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized
                                        Losses incurred during the related
                                        Prepayment Period) less the
                                        Overcollateralization Floor.

OVERCOLLATERALIZATION DEFICIENCY        For  any distribution date, the amount,
AMOUNT:                                 if any, by which the Over-
                                        collaterialization Target Amount exceeds the Overcollateralized Amount on such distribution date.

OVERCOLLATERALIZATION RELEASE           For any Distribution Date, the lesser of
AMOUNT:                                 (x) the Principal Remittance Amount for
                                        such Distribution Date and (y) the
                                        excess, if any, of (i) the
                                        Overcollateralized Amount for such
                                        Distribution Date (assuming 100% of the
                                        Principal Remittance Amount is applied
                                        as a principal payment on such
                                        Distribution Date) over (ii) the
                                        Overcollateralization Target Amount for
                                        such Distribution Date.

OVERCOLLATERALIZATION TARGET            With respect to any Distribution Date,
AMOUNT:                                 (i) prior to the Stepdown Date, an
                                        amount equal to approximately 2.50% of
                                        the aggregate principal balance of the
                                        Mortgage Loans as of the Cut-off Date,
                                        (ii) on or after the Stepdown Date
                                        provided a Trigger Event is not in
                                        effect, the greater of (x) 5.000% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due
                                        Period and (y) approximately $937,293 or
                                        (iii) on or after the Stepdown Date and
                                        if a Trigger Event is in effect, the
                                        Overcollateralization Target Amount for
                                        the immediately preceding Distribution
                                        Date. As of April 1, 2005, the OC Target
                                        Amount would have been approximately
                                        $4.686 million.

OVERCOLLATERALIZED                      For any distribution date, the
AMOUNT:                                  amount, if any, by which (i) the
                                        aggregate principal balance of the
                                        mortgage loans exceeds (ii) the
                                        aggregate Certificate Principal Balance
                                        of the offered certificates as of such
                                        distribution date.

REALIZED LOSSES:                        Any loss on a mortgage loan attributable
                                        to the mortgagor's failure to make any
                                        payment of principal or interest as
                                        required under the mortgage note.

ALLOCATION OF LOSSES:                   Any Realized Losses on the mortgage
                                        loans will be allocated on any
                                        distribution date, first, to Net Monthly
                                        Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class B Certificates, fourth, to the Class M-3, fifth, to Class M-2 and sixth to the Class M-1 Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A Certificates.

                                        Once Realized Losses have been allocated to the Class B or Class M Certificates, such amounts with respect to such certificates will no longer accrue interest.

ALLOCATED REALIZED LOSS AMOUNT:         With respect to the Class M-1, Class
                                        M-2, Class M-3 or Class B Certificates
                                        and any distribution date, an amount
                                        equal to the sum of any Realized Loss
                                        allocated to that class of Certificates
                                        on that distribution date and any
                                        Allocated Realized Loss

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


                                        Amount for that class remaining unpaid
                                        from the previous distribution date.

INTEREST CARRY FORWARD AMOUNT:          The Interest Carry Forward Amount is the
                                        amount of interest that was due, but
                                        remains unpaid from prior distribution
                                        dates.



YIELD MAINTENANCE AGREEMENT:            The issuer may benefit from payments
                                        from the Yield Maintenance Provider
                                        pursuant to five separate Yield
                                        Maintenance Agreements purchased with
                                        respect to each Class of Certificates,
                                        which is intended to partially mitigate
                                        the interest rate risk that could result from the difference between the
                                        LIBOR-based Rate on the floating rate
                                        Certificates and the Net Rate Cap.

                                        On each Distribution Date, payments
                                        under each Yield Maintenance Agreement
                                        will be made on an amount equal to the
                                        lesser of (a) the Certificate Principal
                                        Balance of the related classes of
                                        certificates as of such Distribution
                                        Date and (b) the Notional Balance
                                        schedule (as shown herein), calculated
                                        based on 24% CPR.

                                        It is anticipated that the Yield
                                        Maintenance Agreements will include the
                                        following terms:


                Class A       Class M-1     Class M-2     Class M-3     Class B
 Month          Strike        Strike        Strike        Strike        Strike
 -------------- ------------- ------------- ------------- ------------- -------------
 1-5            5.47%         5.12%         4.12%         3.37%         3.37%
 6-12           5.69%         5.34%         4.34%         3.59%         3.59%
 13-15          6.72%         6.37%         5.37%         4.62%         4.62%
 16-18          6.81%         6.46%         5.46%         4.71%         4.71%
 19-21          7.24%         6.89%         5.89%         5.14%         5.14%
 22-24          7.43%         7.08%         6.08%         5.33%         5.33%
 25-27          7.81%         7.46%         6.46%         5.71%         5.71%
 28-30          8.04%         7.69%         6.69%         5.94%         5.94%
 31-33          8.52%         8.17%         7.17%         6.42%         6.42%
 34-36          8.63%         8.28%         7.28%         6.53%         6.53%
 37-40          8.81%         8.46%         7.46%         6.71%         6.71%
 41-47          9.24%         8.89%         7.89%         7.14%         7.14%
 48-51          9.76%         9.41%         8.41%         7.66%         7.66%
 52-54          10.34%        9.99%         8.99%         8.24%         8.24%
 55-58          10.48%        10.13%        9.13%         8.38%         8.38%
 -------------- ------------- ------------- ------------- ------------- -------------




--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                        INFORMATION AS OF APRIL 1, 2005.
--------------------------------------------------------------------------------



LOAN CHARACTERISTIC                       ARMS POOL
----------------------------------------------------
 Expected Pool Balance                 $187,458,778
 Average Balance                           $181,646
 % Conforming Balances                       75.00%
----------------------------------------------------
 WA Gross WAC                                6.129%
 Range of Gross WAC                2.078% - 10.990%
 WA Net WAC (%)                              5.745%
 WAM (mos)                                      345
 WA Age (mos)                                    16
 WA Orig. Term (mos)                            360
----------------------------------------------------
Fixed Rate Balloon                            0.00%
Fixed Rate Fully Amortizing                   0.00%
----------------------------------------------------
 First Lien / Second Lien          100.00% /  0.00%
----------------------------------------------------
CURRENT BALANCE
$0 - $49,999                                  1.15%
$50,000 - $99,999                             9.78%
$100,000 - $149,999                          17.59%
$150,000 - $199,999                          15.31%
$200,000 - $249,999                          12.46%
$250,000 - $299,999                           8.61%
$300,000 - $349,999                           9.13%
$350,000 - $399,999                           4.17%
$400,000 - $449,999                           4.31%
$450,000 - $499,999                           2.27%
$500,000 - $549,999                           2.00%
$550,000 - $599,999                           2.12%
$600,000 - $649,999                           3.33%
$650,000 - $699,999                           1.41%
$700,000 - $749,999                           0.78%
$750,000 - $799,999                           0.84%
$800,000 or above                             4.75%
----------------------------------------------------
INTEREST RATE
Up to 5.999%                                 57.02%
6.000% - 6.999%                              14.19%
7.000% - 7.999%                              13.79%
8.000% - 8.999%                               8.74%
9.000% - 9.999%                               4.35%
10.000% - 10.999%                             1.91%
----------------------------------------------------


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON
                        INFORMATION AS OF APRIL 1, 2005.
--------------------------------------------------------------------------------



LOAN CHARACTERISTIC                      ARMS POOL
---------------------------------------------------
AGE (MONTHS)
0 - 12                                      65.02%
13 - 24                                     20.76%
25 - 36                                      7.22%
37 - 48                                      1.67%
49 - 60                                      1.20%
61 - 72                                      2.22%
73 - 84                                      0.36%
85 - 96                                      0.01%
97 and Greater                               1.53%
ORIGINAL TERM
1-15 Years                                   0.06%
16-30 Years                                 99.16%
31+ Years                                    0.78%
---------------------------------------------------
CREDIT SCORE
Weighted Average                               624
Not Available                                1.64%
Up to 549                                   30.22%
550 to 599                                  13.93%
600 to 649                                  12.26%
650 to 699                                  15.67%
700 to 749                                  12.48%
750 to 799                                  12.82%
800 and above                                0.99%
---------------------------------------------------
 CURRENT LTV
 Weighted Average                           79.62%
 % LTV's > 80%                              39.81%
 % of LTV's > 80% with MI                   45.41%
Insurance
---------------------------------------------------
ORIGINAL LTV
Weighted Average                            80.70%
Up to 10.00%                                  ---%
10.01 - 20.00%                               0.04%
20.01% - 30.00%                              0.19%
30.01% - 40.00%                              0.79%
40.01% - 50.00%                              1.46%
50.01% - 60.00%                              5.16%
60.01% - 70.00%                             10.67%
70.01% - 80.00%                             40.88%
80.01% - 90.00%                             21.39%
90.01% - 100.00%                            18.72%
100.01% and above                            0.70%
---------------------------------------------------

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED ON INFORMATION AS OF APRIL 1, 2005.
--------------------------------------------------------------------------------


LOAN CHARACTERISTIC                     ARMS POOL
--------------------------------------------------
OCCUPANCY STATUS
 Owner Occupied                            89.67%
 Investor Property                          5.10%
 Second Home                                5.11%
 Vacant                                     0.12%
--------------------------------------------------
LOAN PURPOSE
 Purchase Money                            50.50%
 Cash-Out Refi                             32.47%
 Rate/Term Refi                            17.03%
--------------------------------------------------
INSURANCE
 Conventional w/MI                         18.64%
 Conventional w/o MI                       81.36%
--------------------------------------------------
GEOGRAPHIC CONCENTRATION
(> 5%)
 California                                15.56%
 Florida                                    8.54%
 Illinois                                   5.36%
PROPERTY TYPE
 Single Family                             78.22%
 Condominium                               10.08%
 PUD                                        7.54%
 2-4 Family                                 3.17%
 Townhouse                                  0.97%
 CO-OP                                      0.02%
--------------------------------------------------
LOAN TYPE
6 MO LIBOR                                 49.49%
1YR TRSY                                   30.20%
1YR LIBOR                                  11.85%
MTA                                         6.34%
COFI                                        0.98%
1MO LIBOR                                   0.77%
OTHER                                       0.37%
--------------------------------------------------



--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


AVAILABLE FUNDS CAP


                 Distribution    Class     Class     Class       Class       Class      Class
Period              Date          A-1        A-2      M-1         M-2          M-3        B
------              ----          ---        ---      ---         ---          ---        -

 1               25-May-05        3.42       3.54        4.09        5.09       5.59        5.59
 2               25-Jun-05        11.5       11.5        11.5        11.5       11.5        11.5
 3               25-Jul-05        11.5       11.5        11.5        11.5       11.5        11.5
 5               25-Sep-05        11.5       11.5        11.5        11.5       11.5        11.5
 6               25-Oct-05        11.5       11.5        11.5        11.5       11.5        11.5
 7               25-Nov-05        11.5       11.5        11.5        11.5       11.5        11.5
 8               25-Dec-05        11.5       11.5        11.5        11.5       11.5        11.5
 9               25-Jan-06        11.5       11.5        11.5        11.5       11.5        11.5
10               25-Feb-06        11.5       11.5        11.5        11.5       11.5        11.5
11               25-Mar-06        11.5       11.5        11.5        11.5       11.5        11.5
12               25-Apr-06        11.5       11.5        11.5        11.5       11.5        11.5
13               25-May-06        11.5       11.5        11.5        11.5       11.5        11.5
14               25-Jun-06        11.5       11.5        11.5        11.5       11.5        11.5
15               25-Jul-06        11.5       11.5        11.5        11.5       11.5        11.5
16               25-Aug-06        11.5       11.5        11.5        11.5       11.5        11.5
17               25-Sep-06        11.5       11.5        11.5        11.5       11.5        11.5
18               25-Oct-06        11.5       11.5        11.5        11.5       11.5        11.5
19               25-Nov-06        11.5       11.5        11.5        11.5       11.5        11.5
20               25-Dec-06        11.5       11.5        11.5        11.5       11.5        11.5
21               25-Jan-07        11.5       11.5        11.5        11.5       11.5        11.5
22               25-Feb-07        11.5       11.5        11.5        11.5       11.5        11.5
23               25-Mar-07        11.5       11.5        11.5        11.5       11.5        11.5
24               25-Apr-07        11.5       11.5        11.5        11.5       11.5        11.5
25               25-May-07        11.5       11.5        11.5        11.5       11.5        11.5
26               25-Jun-07        11.5       11.5        11.5        11.5       11.5        11.5
27               25-Jul-07        11.5       11.5        11.5        11.5       11.5        11.5
-------------------------------------------------------------------------------------------------


(1) Assumes Indices at 12%, no losses and run at the pricing speed to call.

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


AVAILABLE FUNDS CAP (CONTINUED)

                   Distribution    Class     Class     Class       Class       Class      Class
        Period        Date          A-1        A-2      M-1         M-2          M-3        B
        ------        ----          ---        ---      ---         ---          ---      -----
          28     25-Aug-07        11.5       11.5        11.5        11.5       11.5        11.5
          29     25-Sep-07        11.5       11.5        11.5        11.5       11.5        11.5
          30     25-Oct-07        11.5       11.5        11.5        11.5       11.5        11.5
          31     25-Nov-07        11.5       11.5        11.5        11.5       11.5        11.5
          32     25-Dec-07        11.5       11.5        11.5        11.5       11.5        11.5
          33     25-Jan-08        11.5       11.5        11.5        11.5       11.5        11.5
          34     25-Feb-08        11.5       11.5        11.5        11.5       11.5        11.5
          35     25-Mar-08        11.5       11.5        11.5        11.5       11.5        11.5
          36     25-Apr-08        11.5       11.5        11.5        11.5       11.5        11.5
          37     25-May-08        11.5       11.5        11.5        11.5       11.5        11.5
          38     25-Jun-08        11.5       11.5        11.5        11.5       11.5        11.5
          39     25-Jul-08        11.5       11.5        11.5        11.5       11.5        11.5
          40     25-Aug-08        11.5       11.5        11.5        11.5       11.5        11.5
          41     25-Sep-08        11.5       11.5        11.5        11.5       11.5        11.5
          42     25-Oct-08        11.5       11.5        11.5        11.5       11.5        11.5
          43     25-Nov-08        11.5       11.5        11.5        11.5       11.5        11.5
          44     25-Dec-08        11.5       11.5        11.5        11.5       11.5        11.5
          45     25-Jan-09        11.5       11.5        11.5        11.5       11.5        11.5
          46     25-Feb-09        11.5       11.5        11.5        11.5       11.5        11.5
          47     25-Mar-09        11.5       11.5        11.5        11.5       11.5        11.5
          48     25-Apr-09        11.5       11.5        11.5        11.5       11.5        11.5
          49     25-May-09        11.5       11.5        11.5        11.5       11.5        11.5
          50     25-Jun-09        11.5       11.5        11.5        11.5       11.5        11.5
          51     25-Jul-09        11.5       11.5        11.5        11.5       11.5        11.5
          52     25-Aug-09        11.5       11.5        11.5        11.5       11.5        11.5
          53     25-Sep-09        11.5       11.5        11.5        11.5       11.5        11.5
-------------------------------------------------------------------------------------------------


(1) Assumes Indices at 12%, no losses and run at the pricing speed to call.


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


NOTIONAL BALANCE SCHEDULE
(24% CPR)


                  Class          Class       Class        Class       Class
    Date            A              M-1         M-2          M-3         B
-------------------------------------------------------------------------------
     25-Apr-05    159,340,000  12,466,000    5,811,000   5,343,000   1,593,000
     25-May-05    154,948,033  12,466,000    5,811,000   5,343,000   1,593,000
     25-Jun-05    150,333,714  12,466,000    5,811,000   5,343,000   1,593,000
     25-Jul-05    145,807,750  12,466,000    5,811,000   5,343,000   1,593,000
     25-Aug-05    141,403,584  12,466,000    5,811,000   5,343,000   1,593,000
     25-Sep-05    137,095,152  12,466,000    5,811,000   5,343,000   1,593,000
     25-Oct-05    132,869,381  12,466,000    5,811,000   5,343,000   1,593,000
     25-Nov-05    128,869,685  12,466,000    5,811,000   5,343,000   1,593,000
     25-Dec-05    125,142,988  12,466,000    5,811,000   5,343,000   1,593,000
     25-Jan-06    121,503,601  12,466,000    5,811,000   5,343,000   1,593,000
     25-Feb-06    117,948,861  12,466,000    5,811,000   5,343,000   1,593,000
     25-Mar-06    114,477,119  12,466,000    5,811,000   5,343,000   1,593,000
     25-Apr-06    111,087,078  12,466,000    5,811,000   5,343,000   1,593,000
     25-May-06    107,777,400  12,466,000    5,811,000   5,343,000   1,593,000
     25-Jun-06    104,553,996  12,466,000    5,811,000   5,343,000   1,593,000
     25-Jul-06    101,407,636  12,466,000    5,811,000   5,343,000   1,593,000
     25-Aug-06     98,337,214  12,466,000    5,811,000   5,343,000   1,593,000
     25-Sep-06     95,341,263  12,466,000    5,811,000   5,343,000   1,593,000
     25-Oct-06     92,418,146  12,466,000    5,811,000   5,343,000   1,593,000
     25-Nov-06     89,566,467  12,466,000    5,811,000   5,343,000   1,593,000
     25-Dec-06     86,784,433  12,466,000    5,811,000   5,343,000   1,593,000
     25-Jan-07     84,070,311  12,466,000    5,811,000   5,343,000   1,593,000
     25-Feb-07     81,402,876  12,466,000    5,811,000   5,343,000   1,593,000
     25-Mar-07     78,781,783  12,466,000    5,811,000   5,343,000   1,593,000
     25-Apr-07     76,206,660  12,466,000    5,811,000   5,343,000   1,593,000
     25-May-07     73,677,162  12,466,000    5,811,000   5,343,000   1,593,000
     25-Jun-07     71,192,915  12,466,000    5,811,000   5,343,000   1,593,000
     25-Jul-07     68,753,309  12,466,000    5,811,000   5,343,000   1,593,000
     25-Aug-07     66,356,639  12,466,000    5,811,000   5,343,000   1,593,000
     25-Sep-07     64,004,086  12,466,000    5,811,000   5,343,000   1,593,000
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                            COMPUTATIONAL MATERIALS FOR
BEAR STEARNS                BEAR STEARNS ASSET BACKED SECURITIES I LLC
                            ASSET-BACKED CERTIFICATES, SERIES 2005-SD2, GROUP II
--------------------------------------------------------------------------------


NOTIONAL BALANCE SCHEDULE (CONTINUED)
(24% CPR)


                   Class          Class       Class        Class       Class
       Date          A              M-1         M-2          M-3         B
-------------------------------------------------------------------------------
     25-Oct-07     61,695,318  12,466,000    5,811,000   5,343,000   1,593,000
     25-Nov-07     59,428,531  12,466,000    5,811,000   5,343,000   1,593,000
     25-Dec-07     57,204,966  12,466,000    5,811,000   5,343,000   1,593,000
     25-Jan-08     55,023,914  12,466,000    5,811,000   5,343,000   1,593,000
     25-Feb-08     52,884,937  12,466,000    5,811,000   5,343,000   1,593,000
     25-Mar-08     50,787,592  12,466,000    5,811,000   5,343,000   1,593,000
     25-Apr-08     48,731,428  12,466,000    5,811,000   5,343,000   1,593,000
     25-May-08     48,731,428  12,466,000    5,811,000   4,474,371   1,302,141
     25-Jun-08     48,731,428  12,026,145    4,627,538   4,254,850   1,268,571
     25-Jul-08     48,731,428  10,450,359    4,507,520   4,144,498   1,235,670
     25-Aug-08     48,220,062   9,417,391    4,389,897   4,036,348   1,203,426
     25-Sep-08     46,953,919   9,170,113    4,274,629   3,930,364   1,171,827
     25-Oct-08     45,714,172   8,927,990    4,161,764   3,826,588   1,140,886
     25-Nov-08     44,499,364   8,690,737    4,051,169   3,724,901   1,110,568
     25-Dec-08     43,309,071   8,458,273    3,942,806   3,625,265   1,080,862
     25-Jan-09     42,142,880   8,230,515    3,836,638   3,527,647   1,051,758
     25-Feb-09     41,000,422   8,007,393    3,732,630   3,432,015   1,023,245
     25-Mar-09     39,881,259   7,788,820    3,630,742   3,338,334     995,315
     25-Apr-09     38,784,999   7,574,721    3,530,940   3,246,569     967,955
     25-May-09     37,718,543   7,366,441    3,433,851   3,157,300     941,340
     25-Jun-09     36,682,036   7,164,011    3,339,489   3,070,537     915,472
     25-Jul-09     35,673,770   6,967,097    3,247,698   2,986,138     890,308
     25-Aug-09     34,692,963   6,775,545    3,158,406   2,904,038     865,830
     25-Sep-09     33,736,248   6,588,698    3,071,308   2,823,954     841,954
     25-Oct-09     32,804,921   6,406,810    2,986,521   2,745,996     818,711
     25-Nov-09     31,898,776   6,229,839    2,904,027   2,670,145     796,096
     25-Dec-09     31,017,378   6,057,702    2,823,785   2,596,366     774,099
     25-Jan-10     30,159,969   5,890,250    2,745,728   2,524,595     752,701
     25-Feb-10     29,326,010   5,727,377    2,669,805   2,454,787     731,888
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR, STEARNS & CO. INC.       BSABS 2005-SD2 (ARMS)               MAY 03, 2005
GTABOR                                                             11:20AM EDT
                                                                   PAGE 1 OF 2
                                     MARGIN
                                     ------
                                           WTD AVG
                                  GROUP    MARGIN
                                 ------    ------

                                   GII      3.844
                                  TOTAL     3.844



                                  DOCUMENTATION

                                               PCT
                                               of
                                               Overall
                                               CURRENT
                   DOCTYPE                     BALANCE
                   -------                     -------
                   FULL/ALTERNATIVE            79.05
                   NO INCOME/NO ASSET          14.51
                   STATED INCOME               0.41
                   STATED/STATED               2.87
                   UKNOWN                      3.16
                   TOTAL                      100.00


                                    SD_REASON

                                                   PCT OF
                                                   OVERALL
                   SD REASON1                      CURRENT
                                                   BALANCE
                                                   -------
                   DOCUMENT ISSUE                  8.67
                   PAY HISTORY                     28.13
                   SEASONED LOAN PURCHASE          18.45
                   UNDERWRITING ISSUE              44.75
                   TOTAL                          100.00

                                     PRODUCT

                                                  PCT OF
                                                  OVERALL
                   PRODUCT                        CURRENT BALANCE

                   1 MO COFI NEGAM                0.51
                   1 MO LIBOR                     0.31
                   1 MO LIBOR IO                  0.43
                   1 MO MTANEGAM                  1.20
                   1/1 CMT                        1.79
                   1/1 LIBOR                      0.18
                   1/1 LIBOR IO                   0.26
                   10/1 CMT                       3.52
                   10/1 CMT IO                    0.14
                   2/1 LIBOR                      0.19
                   2/1 LIBOR IO                   0.10
                   2/6 LIBOR                     33.47
                   2/6 LIBOR IO                   2.01
                   3 MO COFI NEGAM                0.11
                   3/1 CMT                        3.69
                   3/1 CMI IO                     0.57
                   3/1 LIBOR                      0.49
                   3/1 LIBOR IO                   1.56
                   3/3 CMT                        0.03
                   3/6 LIBOR                      4.12
                   3/6 LIBOR IO                   2.39
                   5/1 CMT                       10.40
                   5/1 CMT IO                     5.13
                   5/1 LIBOR                      5.24
                   5/1 LIBOR IO                   2.76
                   5/5 CMT                        0.13
                   5/6 LIBOR                      2.48


File: /a/gtabor/deals/bsabs/sd052/sd052mark.dat-v       ALF: /a/gtabor/deals/bsabs/sd052/SD052a.alf

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer.

BEAR, STEARNS & CO. INC.       BSABS 2005-SD2 (ARMS)               MAY 03, 2005
GTABOR                                                             11:20AM EDT

                                                  PCT OF
                                                  OVERALL
                   PRODUCT                        CURRENT BALANCE

                   5/6 LIBOR IO                   2.45
                   6 MO CD                        0.11
                   6 MO COFI NEGAM                0.24
                   6 MO LIBOR                     0.77
                   6 MO LIBOR IO                  2.27
                   7/1 CMT                        4.78
                   7/1 CMT IO                     0.10
                   7/1 LIBOR                      0.69
                   7/1 LIBOR IO                   0.06
                   7/5 CMT                        0.27
                   TREASURY 1MO NEGAM             3.33
                   TREASURY 3/1MO NEGAM           0.07
                   TREASURY 5/1MO NEGAM           1.64
                   TOTAL                        100.00




File: /a/gtabor/deals/bsabs/sd052/sd052mark.dat-v       ALF: /a/gtabor/deals/bsabs/sd052/SD052a.alf

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer.